Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 21, 2018 (this “Amendment”), is entered into among INTERNATIONAL FLAVORS & FRAGRANCES INC., INTERNATIONAL FLAVORS & FRAGRANCES (NEDERLAND) HOLDING B.V., INTERNATIONAL FLAVORS & FRAGRANCES I.F.F. (NEDERLAND) B.V. AND INTERNATIONAL FLAVORS & FRAGRANCES (GREATER ASIA) PTE. LTD. (collectively, the “Borrowers”), certain Lenders signatory hereto, CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement, dated as of November 9, 2011 and as amended and restated as of December 2, 2016 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrowers, the Lenders from time to time party thereto and the Administrative Agent.

In consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:

1.          Defined Terms. Capitalized terms which are defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement.

2.          Amendment.

Effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended inserting the following definitions in the appropriate alphabetical order:

“Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement, dated as of May 21, 2018, among the Borrowers, certain Lenders signatory thereto, and the Administrative Agent.

“Amendment No. 1 Effective Date” means May 21, 2018.

“Leverage Ratio” means the ratio of Net Debt as of the end of any Relevant Period to Consolidated EBITDA in respect of such Relevant Period.

“Palate” means Frutarom Industries Ltd.

“Palate Acquisition” means the acquisition by the Company, directly or indirectly, of Palate pursuant to the Palate Acquisition Agreement.

“Palate Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of May 7, 2018, among the Company, Palate and Icon Newco Ltd., as amended and in effect from time to time.

“Palate Closing Date” means the date on which the Palate Acquisition is consummated pursuant to the Palate Acquisition Agreement.

“Specified Equity Offering” means the issuance by the Company of equity interests (including, for the avoidance of doubt, common stock, preferred equity or equity-linked securities or equity interests in the form of mandatory convertible securities or tangible equity units) pursuant to a registered public offering or private placement to finance, in whole or in part, the Palate Acquisition; provided that such issuance of equity interests generate cash proceeds of not less than $1,750,000,000.

(b) Section 1.01 of the Credit Agreement is further amended to amend the definition of “EBITDA” therein by (i) deleting the words “for means,” and (ii) inserting the words “of a Person” immediately following the word “EBITDA”.

(c) Article I of the Credit Agreement is hereby amended inserting the following as a new Section 1.04:

SECTION 1.04. Pro Forma Calculations. For the purpose of calculating Consolidated EBITDA for any period, if during such period the Company or any Subsidiary shall have made a material acquisition or material disposition (with materiality calculated in accordance with Article 11 of Regulation S-X under the Securities Act of 1933, as amended) (including for the avoidance of doubt, the Palate Acquisition), Consolidated EBITDA shall be calculated giving pro forma effect (in accordance with Article 11 of Regulation S-X under the Securities Act of 1933, as amended) thereto as if such material acquisition or material disposition occurred on the first day of such period.

(d) Section 5.02(a) of the Credit Agreement is hereby amended to add the following new clause (x) at the end of such section (and deleting “and” at the end of clause (viii) and deleting the period at the end of clause (ix) and inserting “; and”):

(x) any Liens arising in connection with customary escrow arrangements with lenders and other financing sources or any agent with respect to Debt to fund the Palate Acquisition pending consummation of the Palate Acquisition.

(e) Section 5.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.03    Financial Covenant. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Company shall maintain a Leverage Ratio of not more than 3.50 to 1.00; provided that, on and after the Palate Closing Date the Company shall maintain a Leverage Ratio of not more than 4.50 to 1.00, which limit shall step down to (i) 4.25 to 1.00 as of the end of the third full fiscal quarter ended after the Palate Closing Date, (ii) 4.00 to 1.00 as of the end of the fifth full fiscal quarter ended after the Palate Closing Date and (iii) 3.50 to 1.00 as of the end of the ninth full fiscal quarter after the Palate Closing Date; provided, further that if the Specified Equity Offering shall not have been consummated on or prior to the Palate Closing Date, instead of being required to maintain a Leverage Ratio of not more than 4.50 to 1.00 during the period from the Palate Closing Date until the end of the first full fiscal quarter thereafter, the Company shall instead be required to maintain a Leverage Ratio of not more than 6.00 to 1.00 during such period.

3.          Effectiveness. This Amendment will become effective upon the date on which the following conditions precedent are first satisfied (the “Amendment Effective Date”):

(a)          The Administrative Agent shall have received from each Borrower and from the Required Lenders an executed counterpart of this Amendment (or photocopies thereof sent by fax, .pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original).

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(b)          The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a duly authorized officer of the Company, confirming (i) the representations and warranties set forth in this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date and (ii) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default.

(c)          The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced two (2) Business Days prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement.

4.          Representations and Warranties. Each Borrower severally, and not jointly with the other Borrowers, represents and warrants, as of the date hereof, that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by such Borrower in Section 4.01 of the Credit Agreement is true in all material respects on and as of the date hereof as if made on and as of the date hereof, except (i) to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date or (ii) to the extent that such representations and warranties are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true in all respects, and (b) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default.

5.          Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein. Subject to the express terms of this Amendment, the Credit Agreement remains in full force and effect, and each Borrower and the Lenders party hereto acknowledge and agree that all of their obligations hereunder and under the Credit Agreement (including the Company’s unconditional guaranty thereunder) shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect hereto.

6.          Miscellaneous. The provisions of Sections 9.02 (Notices, Etc.); 9.03 (No Waiver; Remedies); 9.04 (Costs and Expenses) (except clauses (c) and (d) thereof); 9.08 (Confidentiality); 9.10 (Governing Law; Jurisdiction; Etc.); 9.11 (Execution in Counterparts); 9.14 (Acknowledgement and Consent to Bail-In of EEA Financial Institutions); and 9.19 (Waiver of Jury Trial); of the Credit Agreement shall apply with like effect to this Amendment. This Amendment shall be a “Loan Document” for all purposes under the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INTERNATIONAL FLAVORS & FRAGRANCES INC.,

By:	/s/ Richard O’Leary
Name: Richard O’Leary
Title: Chief Financial Officer

INTERNATIONAL FLAVORS & FRAGRANCES (NEDERLAND) HOLDING B.V.,

By:	/s/ Jeroen Henricus Maria van Noorden
Name: Jeroen Henricus Maria van Noorden
Title: Managing Director

INTERNATIONAL FLAVORS & FRAGRANCES I.F.F. (NEDERLAND) B.V.,

By:	/s/ Jeroen Henricus Maria van Noorden
Name: Jeroen Henricus Maria van Noorden
Title: Managing Director

INTERNATIONAL FLAVORS & FRAGRANCES (GREATER ASIA) PTE. LTD.

By:	/s/ Chandy C. Thambi
Name: Chandy C. Thambi
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BNP PARIBAS
as a Lender

By:	/s/ Ade Adedeji
Name: Ade Adedeji
Title: Vice President

By:	/s/ Karim Remtoula
Name: Karim Remtoula
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BNP Paribas FORTIS NV/SA
as a Lender

By:	/s/ Wim Vercruyssen
Name: Wim Vercruyssen
Title: Director

By:	/s/ Stijn Langers
Name: Stijn Langers
Title: Senior Relationship Manager

By:	/s/ Hans Maas
Name: Hans Maas
Title: Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Joon Hur
Name: Joon Hur
Title: Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Subhalakshmi Ghosh-Kohli
Name: Subhalakshmi Ghosh-Kohli
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Angela Reilly
Name: Angela Reilly
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

ING BANK N.V., Dublin Branch, as a Lender

By:	/s/ Sean Hassett
Name: Sean Hasset
Title: Director

By:	/s/ Shaun Hawley
Name: Shaun Hawley
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Harry J. Brown
Name: Harry J. Brown
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Dennis Waltrich
Name: Dennis Waltrich
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert Levins
Name: Robert Levins
Title: Senior Portfolio Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Dan Mettern
Name: Dan Mattern
Title: Associate Director

[Signature Page to Amendment No. 1 to Credit Agreement]

MUFG BANK, LTD., as a Lender

By:	/s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

CoBank, ACB, as a Lender

By:	/s/ Chris Allsteadt
Name: Chris Allsteadt
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]